Exhibit (g)(2)

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

each of the following Investment Companies and Citibank, N.A.

Dated as of February 5, 2003

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001

Fund	\\\\\\\\\\\	Portfolio	\\\\\\\\\\\	Effective as of
Colchester Street Trust		Tax-Exempt Portfolio		7/1/01
Fidelity Advisor Series II		Fidelity Advisor
		Municipal Income Fund		7/1/01

Fidelitry Boylston Street Trust		Fidelity Stable Value Fund		12/23/02

Fidelity California Municipal Trust		Spartan California

		Municipal Income Fund		7/1/01
Fidelity California Municipal
Trust II		Fidelity California
Municipal Money
		Market Fund		7/1/01
Spartan California
Municipal Money
		Market Fund		7/1/01
Fidelity Court Street Trust		Spartan Connecticut
		Municipal Income Fund		7/1/01
Spartan Florida Municipal
		Income Fund		7/1/01
Spartan New Jersey
		Municipal Income Fund		7/1/01
Fidelity Court Street Trust II		Fidelity Connecticut
Municipal Money
		Market Fund		7/1/01
Fidelity New Jersey
Municipal Money
		Market Fund		7/1/01
Spartan Florida Municipal
		Money Market Fund		7/1/01
Spartan New Jersey
Municipal Money
		Market Fund		7/1/01
Fidelity Fixed-Income Trust		Fidelity Inflation-
		Protected Bond Fund		6/23/02
Fidelity Financial Trust		Fidelity Convertible
		Securities Fund		7/1/01
Fidelity Devonshire Street Trust		Spartan Tax-Free
		Bond Fund		7/1/01
Fidelity Structured
		Large Cap Growth Fund		10/22/01
Fidelity Structured Large
		Cap Value Fund		10/22/01
Fidelity Structured Mid
		Cap Growth Fund		10/22/01
Fidelity Structured Mid
		Cap Value Fund		10/22/01
Fidelity Hastings Street Trust		Fidelity Fifty Fund		7/1/01
Fidelity Income Fund		Fidelity Ultra Short Bond Fund		8/25/02
		Fidelity Total Bond Fund		10/09/02
Fidelity Massachusetts		Fidelity Massachusetts
Municipal Trust		Municipal Money Market
		Fund		7/1/01
Spartan Massachusetts
Municipal Money Market
		Fund		7/1/01
Spartan Massachusetts
		Municipal Income Fund		7/1/01
Fidelity Municipal Trust		Spartan Michigan
		Municipal Income Fund		7/1/01
Spartan Minnesota
		Municipal Income Fund		7/1/01
Spartan Municipal
		Income Fund		7/1/01
Spartan Ohio Municipal
		Income Fund		7/1/01
Spartan Pennsylvania
		Municipal Income Fund		7/1/01
Spartan Short
Intermediate Municipal
		Income Fund		7/1/01
Fidelity Municipal Trust II		Fidelity Michigan
Municipal Money
		Market Fund		7/1/01
Fidelity Ohio Municipal
		Money Market Fund		7/1/01
Fidelity Pennsylvania
Municipal Money Market
		Fund		7/1/01
Fidelity New York Municipal Trust		Spartan New York
		Municipal Income Fund		7/1/01
Fidelity New York Municipal
Trust II		Fidelity New York
Municipal Money Market
		Fund		7/1/01
Spartan New York
Municipal Money Market
		Fund		7/1/01
Fidelity Puritan Trust		Fidelity Value Discovery Fund		12/4/02

Fidelity Revere Street Trust		Fidelity Municipal

		Central Cash Fund		7/1/01
Fidelity School Street Trust		Spartan Intermediate
		Municipal Income Fund		7/1/01
Fidelity Securities Fund		Fidelity Blue Chip
		Growth Fund		7/1/01
Fidelity Dividend
		Growth Fund		7/1/01
		Fidelity Real Estate Income Fund (1)		2/1/03
Fidelity Union Street Trust		Spartan Arizona
		Municipal Income Fund		7/1/01
Spartan Maryland
		Municipal Income Fund		7/1/01
Fidelity Union Street Trust II		Fidelity Municipal Money
		Market Fund		7/1/01
Spartan Arizona
Municipal Money Market
		Fund		7/1/01
Spartan Municipal
		Money Fund		7/1/01
Newbury Street Trust		Tax-Exempt Fund -
		Daily Money Class		7/1/01
Tax-Exempt Fund -
		Capital Reserves Class		7/1/01
Tax-Exempt Fund -
Tax Free Money
		Market Fund		7/1/01

(1) The addition of Fidelity Securities Fund: Fidelity Real Estate Income Fund effective February 1, 2003.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment Companies		\\\\\\\\\\\\\\\\\\\\\\\	CITIBANK, N.A.
Listed on this Appendix "A", on behalf
of each of their respective Portfolios

By:	/s/John Costello		By:	/s/Donald E. Colombo
Name:	John Costello		Name:	Donald E. Colombo
Title:	Assistant Treasurer		Title:	Vice President